SUBSCRIPTION AGREEMENT
                           FOR REGULATION S INVESTORS

            This Subscription Agreement (the "Agreement") dated as of 29 June, 2005, has been executed by the undersigned (a "Subscriber") in connection with the offer and sale (the "Offering") of shares (the "Shares") of common stock, $.001 par value per share (the "Common Stock"), of Advanced Medical Institute Inc., a Nevada corporation (the "Company"), at a price of AU$1 million (US$0.76 million) in total. The offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Upon the terms and subject to the conditions set forth herein, each Subscriber hereby agrees to purchase, and the Company hereby agrees to issue and sell the Shares. In consideration of the mutual promises, representations and warranties set forth herein, the Company and each Subscriber hereby agree as follows:

      1. Agreement to Subscribe; Each Subscriber

1.1 Purchase and Issuance of the Common Stock. Each Subscriber is hereby subscribing for the number of shares of Common Stock set out in Annex 1 against their name (being 6,122,450 shares in total) (the "Subscriber's Common Stock"). The aggregate price payable for the Subscriber's Common Stock is AU$1 million (US$0.76 million) ("Share Consideration"). Concurrently with the execution and delivery of this Agreement to the Company, the Subscriber is delivering to the Company at its offices at c/o Advanced Medical Institute Pty Ltd., Level 1, 204, -218 Botany Road, Alexandria NSW 2015, Australia this subscription agreement and the Purchase Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Company, in its sole and absolute discretion. Any such check sent to the Company shall be made payable to the order of "Advanced Medical Institute Inc." Funds received by the Company shall be held in escrow by the Company until the first to occur of (i) the closing of the Offering, (ii) the date on which the Company determines in its sole and absolute discretion to reject the Subscriber's subscription to purchase the Shares, and (iii) the date the Company determines to terminate the Offering. The Company will not accept subscriptions from persons who are not qualified as "accredited investors", as that term is defined in Rule 501 of Regulation D under the Securities Act. Any subscriptions for shares of Common Stock made by Subscribers who are not accredited investors will be returned to such subscriber without interest.

            1.2 Closing. The closing for the sale of the Shares to the Subscriber shall take place at the offices of the Company no later than 30 June, 2005 (the "Closing"), or at such other time and/or such other place as the Company may determine in its sole and absolute discretion. If the Closing shall not have occurred by 30 June, 2005, the escrowed Share Consideration, shall be returned promptly to the Subscriber without deduction therefrom and without interest thereon.

      2. Representations and Warranties of the Subscriber

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            The Subscriber represents and warrants to the Company that:

            2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the Offering of the Shares.

            2.2 Not a "U.S. Person". The Subscriber is not a "U.S. Person" as defined in Rule 902 of Regulation S promulgated under the Securities Act, was not organized under the laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act. At the time the purchase order for this transaction was originated, the Subscriber was outside the United States.

            2.3 Intent. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber's own account and not for the account or benefit of any U.S. person, and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Shares to or through any person or entity. The Subscriber understands that the Shares must be held indefinitely unless such Shares are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act or an exemption from registration is available.

            2.4 Restrictions on Transfer. The Subscriber understands that the Shares are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Shares have not been and will not be registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act,
(B) to a non-U.S. person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (E) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Subscriber acknowledges, agrees and covenants that it will not engage in hedging transactions with regard to the Subscriber's Common Stock prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S promulgated under the Act, unless in compliance with the Securities Act. The Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the transferor may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or another exemption from registration, the Subscriber agrees that it will not resell the securities constituting the Subscriber's Common Stock to U.S. Persons or within the United States.

            2.5. Accredited and Sophisticated Investor.

                  (i) The Subscriber is familiar with the term "accredited investor" as defined in Regulation D promulgated under the Securities Act and is an "accredited investor" within the meaning of such term in Regulation D. The Subscriber has completed the Confidential Investor Questionnaire attached hereto.

                  (ii) The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares.

                  (iii) The Subscriber is able to bear the economic risk of his investment in the Shares for an indefinite period of time because none of the Shares have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

            2.6 Independent Investigation. The Subscriber, in making the decision to purchase the Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning the Company and the terms and conditions of the offering of the Shares and has had full access to such other information concerning the Company as the Subscriber has requested.

            2.7 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

            2.8 No Legal Advice from Company. The Subscriber acknowledges that he, she or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber's own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

            2.9 Reliance on Representations and Warranties. The Subscriber understands that the Shares are being offered and sold to the Subscriber in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

            2.10 No Advertisements. The undersigned is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

      3. Representations and Warranties of the Company

            The Company represents and warrants to each Subscriber that:

            3.1 Valid Issuance of Capital Stock. The total number of shares of all classes of capital stock which the Company has authority to issue is 100,000,000 shares of Common Stock. As of the date hereof, the Company has 25,000,000 shares of Common Stock issued and outstanding. All of the issued shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and non-assessable.

            3.2 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the state of Nevada and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

            3.3 Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Common Stock in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

            3.4 No Conflicts. To the knowledge of the Company, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not materially (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Common Stock in accordance with the terms hereof.

      4. Legends; Denominations

            4.1 Legend. The Company will issue the Shares purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Shares will bear the following legend (the "Legend"), and appropriate "stop transfer" instructions:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.


            4.2 Subscriber's Compliance. Nothing in this Section 4 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Shares.

            4.3 Company's Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement filed under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

      5. Governing Law; Jurisdiction; Waiver of Jury Trial

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

      6. Assignment; Entire Agreement; Amendment

            6.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

            6.2 Entire Agreement; Amendment. This Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

      7. Notices; Indemnity

            7.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail.

            7.2 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

      8. Counterparts

            This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      9. Survival; Severability

            The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

      10. Titles and Subtitles

            The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      Name of the Subscriber:  _________________________
                                    (Please print legibly)

      Date of Subscription: ___________________________
      Place of Residency and/or Principal Place of Business:

      ________________________
      ________________________
      Telephone:  ____________
      Fax:  __________________


      This subscription is accepted by the Company on the 29th day of June, 2005.


                               ________________________________


                               By:  ___________________________
                               Name:  Jacov (Jack) Vaisman
                               Title: Chief Executive Officer and President






                               _______________________________
                               (Please sign here)

                               _______________________________
                               (Please print your name here)

                                     Annex 1

                               List of Subscribers

------------------------------------------- --------------------------------
Name                                        Number of Shares
------------------------------------------- --------------------------------
Aura Trading Limited                        1,300,000
------------------------------------------- --------------------------------
Glenealy International Limited              700,000
------------------------------------------- --------------------------------
Oriental Holdings Limited                   500,000
------------------------------------------- --------------------------------
Wells Holdings Limited                      500,000
------------------------------------------- --------------------------------
Adenium Financial Services Limited          1,530,000
------------------------------------------- --------------------------------
Heritage Jade Corporation                   1,530,000
------------------------------------------- --------------------------------
Hershey Kay Montelibano                     62,450
------------------------------------------- --------------------------------